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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 7, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          California                    000-23993                33-0480482
-----------------------------    -----------------------     -------------------
       (State or Other           (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


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ITEM 5. OTHER EVENTS

     On August 7, 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits

         99.1 Press Release dated August 7, 2000, of the Registrant.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BROADCOM CORPORATION,
                              a California corporation


August 9, 2000                       By: /s/ WILLIAM J. RUEHLE
                                         ---------------------------------------
                                             William J. Ruehle
                                             Vice President and
                                             Chief Financial Officer

                                     By: /s/ SCOTT J. POTERACKI
                                         ---------------------------------------
                                             Scott J. Poteracki
                                             Corporate Controller and
                                             Senior Director of Finance
                                             (Principal Accounting Officer)


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                         DESCRIPTION
-------                        -----------

 99.1         Press Release dated August 7, 2000, of the Registrant.